UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

MicroStrategy Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 31, 2017.

MICROSTRATEGY INCORPORATED

MICROSTRATEGY INCORPORATED

ATTN: GENERAL COUNSEL

1850 TOWERS CRESCENT PLAZA

TYSONS CORNER, VA 22182

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 3, 2017
Date: May 31, 2017 Time: 10:00 a.m., local time

Location:	1850 Towers Crescent Plaza
Tysons Corner, VA 22182

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Visit www.proxyvote.com and use the information that is printed in the box marked by the arrow (located on the following page) to login and access the materials.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Our stockholder meeting has admissions requirements, which are detailed in the Proxy Statement. At the meeting, you will need to request a ballot to vote.
Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect the following five (5) directors for the next year.

Nominees:

01)	Michael J. Saylor
02)	Robert H. Epstein
03)	Stephen X. Graham
04)	Jarrod M. Patten
05)	Carl J. Rickertsen

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, on an advisory, non-binding basis, the compensation of MicroStrategy Incorporated’s named executive officers as disclosed in the proxy statement for the 2017 Annual Meeting.

The Board of Directors recommends you vote for THREE YEARS with respect to the following proposal:

3.	To recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years or every year.

The Board of Directors recommends you vote FOR the following proposal:

4.	To ratify the selection of KPMG LLP as MicroStrategy Incorporated’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.